UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/27/2008

Sun Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15086

Delaware	94-2805249
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4150 Network Circle
Santa Clara, California 95054-1778
(Address of principal executive offices, including zip code)

(650) 960-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Amendment to Bylaws.

        On August 27, 2008, the Board of Directors (the "Board") of Sun Microsystems, Inc. (the "Company") voted to amend the advance notice provisions of the Company's Bylaws related to the requirements for stockholders to nominate directors for election and to bring other business before the stockholders, effective following the 2008 Annual Meeting of Stockholders. The Bylaws have been revised as follows:

        Section 2.2 was simplified by removing the advance notice provisions and placing the same in a new Section 2.4.

        Section 2.3 has been revised to (i) clarify that a stockholder requesting a special meeting must comply with the advance notice provisions in Section 2.4 and (ii) provide that the Company may not hold a special meeting if there has been or will be an annual meeting within 90 days of receipt of a stockholder's notice calling for a special meeting and the Board has determined in good faith that the subject of the special meeting was addressed or will be addressed at such annual meeting.

        Section 2.4 expands and clarifies the requirements for a stockholder to provide timely notice of (i) business to be conducted at an annual meeting or (ii) director nominations to be included at an annual or special meeting. In particular, Section 2.4 requires a stockholder to provide certain details about the stockholder's ownership interests in the Company, including any hedging or derivative interests, as well as information regarding any person or entity related to or under common control with the stockholder. In addition, Section 2.4 sets forth the details required to be provided in the stockholder's notice regarding the proposed business or director nominee, including any materials arrangements or agreements related to the proposed business and whether the stockholder will deliver a proxy. Section 2.4 also provides that the business may not be brought before the meeting if the stockholder takes action contrary to the statements in such stockholder's notice or if such notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Finally, Section 2.4 permits the Board to reasonably request additional information to determine the eligibility of any director nominee.

        Section 3.3 was simplified by cross-referencing the advance notice provisions of Section 2.4 related to director nominations rather than repeating such provisions.

        The preceding summary is qualified in its entirety by reference to the Company's Bylaws, which are filed as Exhibit 3.2 to this current report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number 3.2 - Bylaws, as amended August 27, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Microsystems, Inc.

Date: September 02, 2008	By:	/s/ Michael A. Dillon
Michael A. Dillon
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.2	Bylaws, as amended August 27, 2008.